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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 4, 2004

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       000-22149               76-0511037
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                  File No.)           Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit 99.1       Edge Petroleum Corporation slide presentation.

ITEM 9. REGULATION FD DISCLOSURE

         On February 5, 2004, Edge Petroleum Corporation ("Edge") will make a presentation to institutional investors. A copy of the slide presentation that Edge expects will be presented to the institutional investors is attached to this report as Exhibit 99.1. A copy of the slide presentation will also be available on Edge's website.

         The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference in to any registration statement filed by Edge under the Securities Act of 1993, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by Edge that the information in the slide presentation is material or complete, or the investors should consider this information before making an investment decision with respect to any security of Edge or any of its affiliates.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Edge Petroleum Corporation


February 4, 2004                       By: /s/ Michael G. Long
                                           -------------------------------------
                                                    Michael G. Long
                                             Senior Vice President and Chief
                                             Financial and Accounting Officer


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                                 EXHIBIT INDEX

Exhibit No.                          Description
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
  99.1              Edge Petroleum Corporation slide presentation